UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported)                May 5, 2004

Integrity Mutual Funds, Inc.

(Exact name of registrant as specified in its charter)

North Dakota	0-25958	45-040406
(State or other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
Of Incorporation)

1 Main Street North, Minot, North Dakota	58703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (701) 852-5292

This Document consists of 2 pages

Item 12. Results of Operation and Financial Condition.

On May 5, 2004, Integrity Mutual Funds, Inc. issued a press release reporting its earnings results for the first quarter ended March 31, 2004.  A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 12.

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrity Mutual Funds, Inc.
(Registrant)

Date: May 5, 2004

/s/ Robert Walstad
Robert Walstad, Authorized Officer
CEO

Exhibits

Exhibit 99.1. Press Release issued May 5, 2004